AFL-CIO
AFL-CIO HOUSING INVESTMENT TRUST                                  HOUSING [LOGO]
PERFORMANCE                                                    INVESTMENT
as of March 31, 2006                                                TRUST

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The Trust seeks to provide competitive risk-adjusted returns to its benchmark, the Lehman Aggregate Bond Index. The Trust strives to achieve superior risk-adjusted performance by investing in assets that provide premium income, while maintaining a portfolio risk profile comparable to our benchmark. This combination of investment and risk management has enabled the Trust to compile a successful record of performance and to attract additional funds to manage from both new and current Participants.

The performance data shown on this web site represents past performance and does not mean that the Trust will achieve similar results in the future. The investment return and principal value of an investment in the Trust will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A Prospectus containing more complete information may be obtained from the Trust by contacting the Director of Marketing and Investor Relations. The Prospectus sets forth information about the Trust that an investor should read carefully before investing.

NET ASSET GROWTH

                        March 31, 1996 to March 31, 2006

                                     HIT Net Asset Value
                                           (In Millions)

                        Mar-96                  1,195.01
                        Mar-97                  1,396.61
                        Mar-98                  1,737.14
                        Mar-99                  2,074.65
                        Mar-00                  2,204.95
                        Mar-01                  2,548.74
                        Mar-02                  2,754.87
                        Mar-03                  3,389.62
                        Mar-04                  3,655.74
                        Mar-05                  3,595.41
                        Mar-06                  3,499.15

      o The Trust is a fixed-income fund in which historically the main component of the Trust's performance is interest income on investments. Apart from deducting operating expenses, all Trust income is distributed monthly to Participants.

      o Average net assets increased by approximately 12.6% for the period March 31, 1996 to March 31, 2006.

      o Approximately 86% of distributions are automatically reinvested by the Trust's Participants.

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ANNUAL RETURNS

                         For Month Ending March 31, 2006

                                      1 Year      3 Year      5 Year     10 Year
HIT Net Return                         2.59%       2.93%       5.31%       6.59%
Lehman Aggregate Bond Index            2.26%       2.92%       5.11%       6.29%

The performance data shown represent past performance, which is not a guarantee of future results. Investment returns and principal value will fluctuate, so that a Participant's units, when redeemed, may be worth more or less than their original cost.

VALUE GROWTH OF $50,000 INVESTED

                         For Month Ending March 31, 2006

                       Lehman Aggregate Bond Index          HIT Net
         Mar-96                             50,000           50,000
         Mar-97                             52,456           53,120
         Mar-98                             58,743           59,848
         Mar-99                             62,557           63,669
         Mar-00                             63,728           64,530
         Mar-01                             71,713           73,096
         Mar-02                             75,548           77,502
         Mar-03                             84,377           86,811
         Mar-04                             88,937           91,344
         Mar-05                             89,958           92,280
         Mar-06                             91,989           94,667

The chart shows the comparative value growth of $50,000 invested in the Trust (minimum initial investment) and its benchmark (theoretical values) over the course of ten years, assuming the reinvestment of all distributions.

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CREDIT QUALITY

      o The Trust invests primarily in securities guaranteed or insured by the federal government or government sponsored enterprises.

      o The Trust's short-term investments are invested in A-1 or P-1 rated commercial paper, Treasury/Agency quality money market funds, repurchase agreements and discount notes.

PORTFOLIO ALLOCATION

            March 31, 2006 - Includes Funded and Unfunded Commitments

       HIT Portfolio Allocation * - March 31, 2006

       Construction and Permanent Mortgages                         3.15%
       Multifamily Construction Mortgage-Backed Securities         12.13%
       Multifamily Permanent Mortgage-Backed Securities            44.91%
       Cash and Cash Equivalents                                    1.66%
       Short Term Intermediate Securities                           0.00%
       US Treasury Securities                                       0.78%
       Commercial MBS                                               0.40%
       Government Sponsored Enterprise Securities                   4.45%
       Single Family Mortgage-Backed Securities                    32.33%
       State Housing Finance Agency Securities                      0.19%
                                                                  ------
                                                                  100.00%

      o Multifamily Construction Mortgage-Backed Securities: The Trust invests in fixed-income securities that finance the construction of multifamily properties. These securities generally have credit enhancements from FHA, Ginnie Mae (GNMA), or a letter of credit or repurchase guarantee from an entity rated "A" or better by Standard and Poor's. These securities generally fund over 12-24 months and upon completion of construction, a permanent security is issued. These securities typically generate yields above U.S. Treasury investments with comparable average lives and generally have significant prepayment protections.

      o Multifamily Permanent Mortgage-Backed Securities: The Trust invests in securities that are either backed by permanent loans for multifamily properties or by loans for existing

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            single family homes. These FHA, GNMA, Fannie Mae, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury investments with comparable average lives. Additionally, multifamily mortgage-backed securities generally have significant prepayment protections.

      o State Housing Finance Agency Securities: The Trust invests in securities that are guaranteed or insured by a state or local housing finance agency ("A" rated or better or top tier by Standard and Poor's) and are backed by both construction and permanent loans for multifamily properties.